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                                                                   Exhibit 10.20



                                PROMISSORY NOTE




   $1,052,541.71          Deerfield Beach, Florida            December 31, 1997
------------------        ----------------                    -----------------
  (Principal)                (Location)                            (Date)



     FOR VALUE RECEIVED, the undersigned promises to pay to the order of

JACQUES COHEN the principal sum of ONE MILLION FIFTY TWO THOUSAND FIVE HUNDRED

FORTY ONE AND 71/100 Dollars, ($1,052,541.71), with interest thereon from

DECEMBER 31, 1997 at the rate of ten per cent per annum until maturity. Said principal and interest being payable on DEMAND. Both principal and interest being payable in lawful money of the United States at DEERFIELD BEACH, FL, or at such other place as the holder hereof may designate in writing.




                                             /s/ Jacques Cohen
                                             -----------------------------------